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                                    FORM 8-K

                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549


                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)
                                AUGUST 28, 1997



                          ReDOX TECHNOLOGY CORPORATION
                          (Formerly DCUSA Corporation)
             (Exact name of registrant as specified in its charter)



Delaware                                       33-22142                                       55-0681106
- --------                                       --------                                       ----------
(State of Jurisdiction                       (File Number)                             (Federal Identification
of incorporation or                                                                             number)
organization)




                 340 North Sam Houston Parkway East, Suite #250
                             Houston, Texas  77060
                  (Address of principal Executive Offices and
                          principal place of business)


              Registrant's telephone number, including area code:
                                 (281) 445-0020





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                                 ITEMS REPORTED





ITEM 5.  OTHER EVENTS

A press release regarding the signing of a contract with Massachusetts Biotechnology Research Institute and Clark University was sent by facsimile transmission to various businesses and general news wire services. (See Exhibit 99.1)

ITEM 7.  FINANCIALS AND EXHIBITS

         (C) Exhibits

         99.1     Press Release from ReDOX Technology Corporation





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                                   SIGNATURES





Pursuant of the requirements of the Securities Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                              REDOX TECHNOLOGY CORPORATION
                                              (Registrant)



DATE:                                          BY: /s/
     ---------------------------                  -------------------------
                                                      Richard A. Szymanski
                                                      President/Director





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                               INDEX TO EXHIBITS

 Exhibit
 Number

  99.1         Press Release from ReDOX Technology Corporation